                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.87%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 2.17%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.



         The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.87%, 5.13% and 11.13%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.


         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE


                                  0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                              Gross Investment Return            Gross Investment Return             Gross Investment Return
                          -------------------------------    --------------------------------    ---------------------------------
              Premium
  Policy     Paid Plus    Cash      Surrender     Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year   Interest at 5%  Value       Value      Benefit     Value        Value      Benefit      Value       Value      Benefit
 -------- --------------  -----     ---------  ----------    ------     ---------  ----------    ------     ---------  -----------
    1        10,500       9,697        8,824      54,658        10,285     9,329      54,658     10,872       9,863       54,658
    2        11,025       9,374        8,552      54,658        10,546     9,591      54,658     11,787      10,782       54,658
    3        11,576       9,061        8,307      54,658        10,815     9,885      54,658     12,782      11,827       54,658
    4        12,155       8,758        8,127      54,658        11,092    10,264      54,658     13,864      13,034       54,658
    5        12,763       8,463        7,930      54,658        11,377    10,647      54,658     15,040      14,310       54,658
    6        13,401       8,178        7,736      54,658        11,670    11,040      54,658     16,319      15,689       54,658
    7        14,071       7,901        7,546      54,658        11,971    11,441      54,658     17,709      17,179       54,658
    8        14,775       7,633        7,358      54,658        12,281    11,851      54,658     19,221      18,791       54,658
    9        15,513       7,373        7,174      54,658        12,599    12,269      54,658     20,864      20,534       54,658
   10        16,289       7,120        7,120      54,658        12,927    12,897      54,658     22,651      22,621       54,658
   11        17,103       6,931        6,931      54,658        13,370    13,340      54,658     24,791      24,761       54,658
   12        17,959       6,746        6,746      54,658        13,830    13,800      54,658     27,136      27,106       54,658
   13        18,856       6,565        6,565      54,658        14,307    14,277      54,658     29,706      29,676       54,658
   14        19,799       6,388        6,388      54,658        14,801    14,771      54,658     32,523      32,493       54,658
   15        20,789       6,215        6,215      54,658        15,313    15,283      54,658     35,611      35,581       54,658
   16        21,829       6,045        6,045      54,658        15,845    15,815      54,658     38,994      38,964       56,931
   17        22,920       5,880        5,880      54,658        16,395    16,365      54,658     42,702      42,672       60,636
   18        24,066       5,719        5,719      54,658        16,966    16,936      54,658     46,765      46,735       64,536
   19        25,270       5,561        5,561      54,658        17,558    17,528      54,658     51,219      51,219       68,633
   20        26,533       5,406        5,406      54,658        18,172    18,142      54,658     56,132      56,132       72,972
   25        33,864       4,685        4,685      54,658        21,594    21,564      54,658     88,742      88,742      106,490
   30        43,219       4,041        4,041      54,658        25,694    25,664      54,658    140,296     140,296      161,341
   35        55,160       3,466        3,466      54,658        30,603    30,573      54,658    221,801     221,801      232,891
   40        70,400       2,954        2,954      54,658        36,482    36,452      54,658    350,656     350,656      368,189
   45        89,850       2,496        2,496      54,658        43,522    43,492      54,658    554,369     554,369      582,088




ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.


     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.


     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.


     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.


     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                               0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                       -----------------------------------  ----------------------------------  ----------------------------------
              Premium
Policy       Paid Plus    Cash      Surrender     Death      Cash      Surrender     Death        Cash     Surrender     Death
Year      Interest at 5%  Value      Value       Benefit     Value       Value      Benefit      Value       Value      Benefit
 ------   -------------- ------      -----       ------     ------      ------      -------     -------     ------      ------
   1           10,500    9,645        8,777      54,658       10,233       9,282     54,658     10,821        9,817      54,658
   2           11,025    9,261        8,448      54,658       10,435       9,490     54,658     11,680       10,675      54,658
   3           11,576    8,877        8,138      54,658       10,637       9,721     54,658     12,612       11,657      54,658
   4           12,155    8,492        7,880      54,658       10,836      10,026     54,658     13,625       12,795      54,658
   5           12,763    8,105        7,594      54,658       11,032      10,307     54,658     14,726       13,996      54,658
   6           13,401    7,714        7,297      54,658       11,224      10,594     54,658     15,922       15,292      54,658
   7           14,071    7,318        6,989      54,658       11,411      10,881     54,658     17,224       16,694      54,658
   8           14,775    6,917        6,668      54,658       11,592      11,162     54,658     18,640       18,210      54,658
   9           15,513    6,508        6,333      54,658       11,765      11,435     54,658     20,182       19,852      54,658
  10           16,289    6,091        6,091      54,658       11,929      11,899     54,658     21,862       21,832      54,658
  11           17,103    5,691        5,691      54,658       12,143      12,113     54,658     23,813       23,783      54,658
  12           17,959    5,275        5,275      54,658       12,345      12,315     54,658     25,953       25,923      54,658
  13           18,856    4,837        4,837      54,658       12,534      12,504     54,658     28,301       28,271      54,658
  14           19,799    4,375        4,375      54,658       12,704      12,674     54,658     30,881       30,851      54,658
  15           20,789    3,884        3,884      54,658       12,852      12,822     54,658     33,718       33,688      54,658
  16           21,829    3,360        3,360      54,658       12,974      12,944     54,658     36,841       36,811      54,658
  17           22,920    2,799        2,799      54,658       13,065      13,035     54,658     40,273       40,243      57,188
  18           24,066    2,197        2,197      54,658       13,123      13,093     54,658     44,029       43,999      60,760
  19           25,270    1,549        1,549      54,658       13,140      13,110     54,658     48,139       48,109      64,506
  20           26,533      847          847      54,658       13,111      13,081     54,658     52,638       52,638      68,430
  25           33,864        0            0      10,000       11,904      11,874     54,658     82,492       82,492      98,991
  30           43,219        0            0      10,000        7,453       7,423     54,658    128,827      128,827     148,151
  35           55,160        0            0      10,000            0           0     10,000    201,203      201,203     211,263
  40           70,400        0            0      10,000            0           0     10,000    315,824      315,824     331,615
  45           89,850        0            0      10,000            0           0     10,000    489,718      489,718     514,204



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE

                                               0% Hypothetical                                   6% Hypothetical
                                            Gross Investment Return                           Gross Investment Return
                               -----------------------------------------------   -------------------------------------------------
                  Premium
Policy           Paid Plus        Cash      Surrender      Death                    Cash      Surrender      Death
Year           Interest at 5%     Value       Value       Benefit                   Value       Value       Benefit
 ----------      ----------    ----------   ---------   ----------               ----------   ---------   ----------
            1           10,500       9,741        8,865      88,962                   10,333        9,373      88,962
            2           11,025       9,460        8,630      88,962                   10,647        9,683      88,962
            3           11,576       9,185        8,421      88,962                   10,971       10,028      88,962
            4           12,155       8,917        8,275      88,962                   11,307       10,477      88,962
            5           12,763       8,656        8,111      88,962                   11,653       10,923      88,962
            6           13,401       8,400        7,947      88,962                   12,009       11,379      88,962
            7           14,071       8,147        7,780      88,962                   12,373       11,843      88,962
            8           14,775       7,895        7,611      88,962                   12,746       12,316      88,962
            9           15,513       7,645        7,438      88,962                   13,126       12,796      88,962
           10           16,289       7,394        7,394      88,962                   13,514       13,484      88,962
           11           17,103       7,202        7,202      88,962                   13,986       13,956      88,962
           12           17,959       7,014        7,014      88,962                   14,475       14,445      88,962
           13           18,856       6,830        6,830      88,962                   14,983       14,953      88,962
           14           19,799       6,651        6,651      88,962                   15,510       15,480      88,962
           15           20,789       6,475        6,475      88,962                   16,057       16,027      88,962
           16           21,829       6,303        6,303      88,962                   16,623       16,593      88,962
           17           22,920       6,135        6,135      88,962                   17,211       17,181      88,962
           18           24,066       5,971        5,971      88,962                   17,821       17,791      88,962
           19           25,270       5,810        5,810      88,962                   18,454       18,424      88,962
           20           26,533       5,653        5,653      88,962                   19,110       19,080      88,962
           25           33,864       4,918        4,918      88,962                   22,775       22,745      88,962
           30           43,219       4,259        4,259      88,962                   27,175       27,145      88,962
           35           55,160       3,671        3,671      88,962                   32,458       32,428      88,962
           40           70,400       3,144        3,144      88,962                   38,801       38,771      88,962
           45           89,850       2,672        2,672      88,962                   46,416       46,386      88,962

                                   12% Hypothetical
                              Gross Investment Return
                    -----------------------------------------

Policy                Cash      Surrender      Death
Year                  Value       Value       Benefit
 ----------         ---------   ---------   -----------
            1           10,924        9,911      88,962
            2           11,901       10,896      88,962
            3           12,969       12,014      88,962
            4           14,137       13,307      88,962
            5           15,413       14,683      88,962
            6           16,806       16,176      88,962
            7           18,326       17,796      88,962
            8           19,983       19,553      88,962
            9           21,791       21,461      88,962
           10           23,762       23,732      88,962
           11           26,042       26,012      88,962
           12           28,540       28,510      88,962
           13           31,278       31,248      88,962
           14           34,278       34,248      88,962
           15           37,566       37,536      88,962
           16           41,171       41,141      88,962
           17           45,124       45,094      88,962
           18           49,460       49,430      88,962
           19           54,219       54,219      88,962
           20           59,477       59,477      88,962
           25           94,601       94,601     113,521
           30          150,059      150,059     172,568
           35          237,829      237,829     249,721
           40          376,987      376,987     395,836
           45          597,489      597,489     627,364


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                               0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                       -----------------------------------  ----------------------------------  ----------------------------------
              Premium
Policy       Paid Plus    Cash      Surrender     Death      Cash      Surrender     Death        Cash     Surrender     Death
Year      Interest at 5%  Value      Value       Benefit     Value       Value      Benefit      Value       Value      Benefit
 ------   -------------- ------      -----       ------     ------      ------      -------     -------     ------      ------
   1           10,500   9,741        8,865       88,962     10,333        9,373      88,962     10,924       9,911       88,962
   2           11,025   9,460        8,630       88,962     10,647        9,683      88,962     11,901      10,896       88,962
   3           11,576   9,185        8,421       88,962     10,971       10,028      88,962     12,969      12,014       88,962
   4           12,155   8,917        8,275       88,962     11,307       10,477      88,962     14,137      13,307       88,962
   5           12,763   8,656        8,111       88,962     11,653       10,923      88,962     15,413      14,683       88,962
   6           13,401   8,400        7,947       88,962     12,009       11,379      88,962     16,806      16,176       88,962
   7           14,071   8,147        7,780       88,962     12,373       11,843      88,962     18,326      17,796       88,962
   8           14,775   7,895        7,611       88,962     12,746       12,316      88,962     19,983      19,553       88,962
   9           15,513   7,645        7,438       88,962     13,126       12,796      88,962     21,791      21,461       88,962
  10           16,289   7,394        7,394       88,962     13,514       13,484      88,962     23,762      23,732       88,962
  11           17,103   7,178        7,178       88,962     13,977       13,947      88,962     26,042      26,012       88,962
  12           17,959   6,956        6,956       88,962     14,450       14,420      88,962     28,540      28,510       88,962
  13           18,856   6,728        6,728       88,962     14,932       14,902      88,962     31,278      31,248       88,962
  14           19,799   6,491        6,491       88,962     15,420       15,390      88,962     34,278      34,248       88,962
  15           20,789   6,243        6,243       88,962     15,914       15,884      88,962     37,566      37,536       88,962
  16           21,829   5,980        5,980       88,962     16,410       16,380      88,962     41,171      41,141       88,962
  17           22,920   5,701        5,701       88,962     16,907       16,877      88,962     45,124      45,094       88,962
  18           24,066   5,401        5,401       88,962     17,402       17,372      88,962     49,460      49,430       88,962
  19           25,270   5,076        5,076       88,962     17,890       17,860      88,962     54,219      54,219       88,962
  20           26,533   4,721        4,721       88,962     18,367       18,337      88,962     59,477      59,477       88,962
  25           33,864   2,216        2,216       88,962     20,338       20,308      88,962     94,601      94,601      113,521
  30           43,219       0            0       10,000     20,422       20,392      88,962    149,986     149,986      172,484
  35           55,160       0            0       10,000     15,320       15,290      88,962    237,123     237,123      248,979
  40           70,400       0            0       10,000          0            0      10,000    374,804     374,804      393,544
  45           89,850       0            0       10,000          0            0      10,000    585,459     585,459      614,732


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.


     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life Plus)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.87%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 2.17%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fees waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.




The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. We may
change the current asset based cost of insurance charge.   For each
hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.87%, 5.13% and 11.13%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.


         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT
                VALUES -- CURRENT COST OF INSURANCE

                                   0% Hypothetical                          6% Hypothetical
                               Gross Investment Return                 Gross Investment Return
                          ----------------------------------    ----------------------------------------
             Premium
Policy      Paid Plus       Cash       Surrender    Death         Cash          Surrender       Death
Year      Interest at 5%    Value        Value     Benefit        Value           Value        Benefit
 -------  ----------      ----------   ---------  ----------    ----------      ---------     ----------
   1         630,000       583,578      531,056   3,279,476         618,927      563,223      3,279,476
   2         661,500       567,605      517,798   3,279,476         638,451      582,427      3,279,476
   3         694,575       552,070      506,110   3,279,476         658,590      603,763      3,279,476
   4         729,304       536,959      498,298   3,279,476         679,366      631,366      3,279,476
   5         765,769       522,263      489,360   3,279,476         700,796      658,796      3,279,476
   6         804,057       507,968      480,538   3,279,476         722,902      686,902      3,279,476
   7         844,260       494,065      471,832   3,279,476         745,706      715,706      3,279,476
   8         886,473       480,542      463,243   3,279,476         769,229      745,229      3,279,476
   9         930,797       467,390      454,770   3,279,476         793,494      775,494      3,279,476
  10         977,337       454,597      454,597   3,279,476         818,525      818,525      3,279,476
  11       1,026,204       445,040      445,040   3,279,476         849,854      849,854      3,279,476
  12       1,077,514       435,684      435,684   3,279,476         882,383      882,383      3,279,476
  13       1,131,389       426,524      426,524   3,279,476         916,156      916,156      3,279,476
  14       1,187,959       417,557      417,557   3,279,476         951,223      951,223      3,279,476
  15       1,247,357       408,778      408,778   3,279,476         987,631      987,631      3,279,476
  16       1,309,725       400,184      400,184   3,279,476       1,025,433    1,025,433      3,279,476
  17       1,375,211       391,771      391,771   3,279,476       1,064,682    1,064,682      3,279,476
  18       1,443,972       383,535      383,535   3,279,476       1,105,433    1,105,433      3,279,476
  19       1,516,170       375,471      375,471   3,279,476       1,147,744    1,147,744      3,279,476
  20       1,591,979       367,578      367,578   3,279,476       1,191,674    1,191,674      3,279,476
  25       2,031,813       330,530      330,530   3,279,476       1,437,873    1,437,873      3,279,476
  30       2,593,165       297,216      297,216   3,279,476       1,734,935    1,734,935      3,279,476
  35       3,309,609       267,259      267,259   3,279,476       2,093,371    2,093,371      3,279,476
  40       4,223,993       240,322      240,322   3,279,476       2,525,858    2,525,858      3,279,476
  45       5,391,005       216,100      216,100   3,279,476       3,047,697    3,047,697      3,279,476

                       12% Hypothetical
                   Gross Investment Return
           ------------------------------------------
Policy         Cash          Surrender         Death
Year          Value            Value          Benefit
-------    ----------       ---------      -----------
   1           654,277         595,392       3,279,476
   2           713,465         654,965       3,279,476
   3           778,007         722,507       3,279,476
   4           848,387         800,387       3,279,476
   5           925,134         883,134       3,279,476
   6         1,008,824         972,824       3,279,476
   7         1,100,085       1,070,085       3,279,476
   8         1,199,601       1,175,601       3,279,476
   9         1,308,120       1,290,120       3,279,476
  10         1,426,455       1,426,455       3,279,476
  11         1,565,645       1,565,645       3,279,476
  12         1,718,417       1,718,417       3,279,476
  13         1,886,096       1,886,096       3,279,476
  14         2,070,136       2,070,136       3,279,476
  15         2,272,135       2,272,135       3,408,202
  16         2,493,844       2,493,844       3,641,013
  17         2,737,187       2,737,187       3,886,806
  18         3,004,275       3,004,275       4,145,900
  19         3,297,425       3,297,425       4,418,549
  20         3,619,179       3,619,179       4,704,933
  25         5,764,824       5,764,824       6,917,789
  30         9,182,523       9,182,523      10,559,901
  35        14,626,418      14,626,418      15,357,739
  40        23,297,749      23,297,749      24,462,636
  45        37,109,912      37,109,912      38,965,408



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                    0% Hypothetical                           6% Hypothetical
                                Gross Investment Return                   Gross Investment Return
                          ------------------------------------    -------------------------------------
             Premium
Policy      Paid Plus          Cash      Surrender    Death          Cash        Surrender      Death
Year      Interest at 5%       Value       Value     Benefit         Value        Value        Benefit
-------   --------------    --------     --------   ----------     ----------   ---------    ----------
    1         630,000       578,714      526,629    3,279,476      613,986      558,727      3,279,476
    2         661,500       557,425      508,511    3,279,476      627,994      572,887      3,279,476
    3         694,575       536,099      491,469    3,279,476      642,003      588,556      3,279,476
    4         729,304       514,675      477,618    3,279,476      655,964      608,735      3,279,476
    5         765,769       493,090      462,025    3,279,476      669,829      627,829      3,279,476
    6         804,057       471,254      445,807    3,279,476      683,519      647,519      3,279,476
    7         844,260       449,106      428,896    3,279,476      696,983      666,983      3,279,476
    8         886,473       426,583      411,226    3,279,476      710,166      686,166      3,279,476
    9         930,797       403,594      392,697    3,279,476      722,987      704,987      3,279,476
   10         977,337       380,047      380,047    3,279,476      735,361      735,361      3,279,476
   11       1,026,204       357,621      357,621    3,279,476      750,940      750,940      3,279,476
   12       1,077,514       334,155      334,155    3,279,476      765,995      765,995      3,279,476
   13       1,131,389       309,437      309,437    3,279,476      780,335      780,335      3,279,476
   14       1,187,959       283,217      283,217    3,279,476      793,737      793,737      3,279,476
   15       1,247,357       255,272      255,272    3,279,476      805,993      805,993      3,279,476
   16       1,309,725       225,339      225,339    3,279,476      816,862      816,862      3,279,476
   17       1,375,211       193,179      193,179    3,279,476      826,114      826,114      3,279,476
   18       1,443,972       158,603      158,603    3,279,476      833,558      833,558      3,279,476
   19       1,516,170       121,258      121,258    3,279,476      838,862      838,862      3,279,476
   20       1,591,979        80,705       80,705    3,279,476      841,621      841,621      3,279,476
   25       2,031,813             0            0      600,000      797,318      797,318      3,279,476
   30       2,593,165             0            0      600,000      574,018      574,018      3,279,476
   35       3,309,609             0            0      600,000            0            0        600,000
   40       4,223,993             0            0      600,000            0            0        600,000
   45       5,391,005             0            0      600,000            0            0        600,000



                12% Hypothetical
           Gross Investment Return
  -----------------------------------------

Policy       Cash         Surrender        Death
Year        Value           Value         Benefit
-------  ----------      ---------     -----------
    1       649,264         590,830      3,279,476
    2       702,752         644,252      3,279,476
    3       760,864         705,364      3,279,476
    4       824,016         776,016      3,279,476
    5       892,669         850,669      3,279,476
    6       967,314         931,314      3,279,476
    7     1,048,525       1,018,525      3,279,476
    8     1,136,943       1,112,943      3,279,476
    9     1,233,259       1,215,259      3,279,476
   10     1,338,252       1,338,252      3,279,476
   11     1,460,082       1,460,082      3,279,476
   12     1,593,746       1,593,746      3,279,476
   13     1,740,497       1,740,497      3,279,476
   14     1,901,758       1,901,758      3,279,476
   15     2,079,183       2,079,183      3,279,476
   16     2,274,466       2,274,466      3,320,721
   17     2,488,453       2,488,453      3,533,604
   18     2,722,536       2,722,536      3,757,100
   19     2,978,697       2,978,697      3,991,454
   20     3,259,149       3,259,149      4,236,893
   25     5,107,579       5,107,579      6,129,095
   30     7,976,440       7,976,440      9,172,906
   35    12,457,614      12,457,614     13,080,495
   40    19,554,465      19,554,465     20,532,188
   45    30,321,290      30,321,290     31,837,354


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE

                                0% Hypothetical                             6% Hypothetical
                            Gross Investment Return                    Gross Investment Return
                        --------------------------------     -----------------------------------------
          Premium
Policy   Paid Plus        Cash       Surrender   Death          Cash         Surrender        Death
Year   Interest at 5%    Value         Value    Benefit         Value          Value         Benefit
-----  --------------   -------      --------  ---------     ----------      ---------      ----------
 1         630,000      584,477      531,874   5,337,691        619,995        564,196      5,337,691
 2         661,500      569,340      519,381   5,337,691        640,675        584,456      5,337,691
 3         694,575      554,578      508,410   5,337,691        662,063        606,946      5,337,691
 4         729,304      540,183      501,290   5,337,691        684,183        636,183      5,337,691
 5         765,769      526,145      492,998   5,337,691        707,047        665,047      5,337,691
 6         804,057      512,360      484,693   5,337,691        730,518        694,518      5,337,691
 7         844,260      498,703      476,261   5,337,691        754,583        724,583      5,337,691
 8         886,473      485,296      467,825   5,337,691        779,222        755,222      5,337,691
 9         930,797      472,249      459,498   5,337,691        804,404        786,404      5,337,691
10         977,337      459,553      459,553   5,337,691        830,194        830,194      5,337,691
11       1,026,204      449,891      449,891   5,337,691        861,970        861,970      5,337,691
12       1,077,514      440,433      440,433   5,337,691        894,963        894,963      5,337,691
13       1,131,389      431,174      431,174   5,337,691        929,218        929,218      5,337,691
14       1,187,959      422,109      422,109   5,337,691        964,784        964,784      5,337,691
15       1,247,357      413,235      413,235   5,337,691      1,001,711      1,001,711      5,337,691
16       1,309,725      404,547      404,547   5,337,691      1,040,052      1,040,052      5,337,691
17       1,375,211      396,042      396,042   5,337,691      1,079,861      1,079,861      5,337,691
18       1,443,972      387,716      387,716   5,337,691      1,121,193      1,121,193      5,337,691
19       1,516,170      379,565      379,565   5,337,691      1,164,107      1,164,107      5,337,691
20       1,591,979      371,585      371,585   5,337,691      1,208,664      1,208,664      5,337,691
25       2,031,813      334,133      334,133   5,337,691      1,458,372      1,458,372      5,337,691
30       2,593,165      300,456      300,456   5,337,691      1,759,670      1,759,670      5,337,691
35       3,309,609      270,173      270,173   5,337,691      2,123,215      2,123,215      5,337,691
40       4,223,993      242,942      242,942   5,337,691      2,561,868      2,561,868      5,337,691
45       5,391,005      218,456      218,456   5,337,691      3,091,147      3,091,147      5,337,691

                   12% Hypothetical
                Gross Investment Return
        --------------------------------------------

Policy     Cash          Surrender         Death
Year       Value           Value          Benefit
-----   ----------       ---------      -----------
 1         655,421         596,433        5,337,691
 2         716,014         657,514        5,337,691
 3         782,259         726,759        5,337,691
 4         854,686         806,686        5,337,691
 5         933,857         891,857        5,337,691
 6       1,020,245         984,245        5,337,691
 7       1,114,495       1,084,495        5,337,691
 8       1,217,310       1,193,310        5,337,691
 9       1,329,453       1,311,453        5,337,691
10       1,451,756       1,451,756        5,337,691
11       1,593,415       1,593,415        5,337,691
12       1,748,896       1,748,896        5,337,691
13       1,919,549       1,919,549        5,337,691
14       2,106,854       2,106,854        5,337,691
15       2,312,436       2,312,436        5,337,691
16       2,538,077       2,538,077        5,337,691
17       2,785,736       2,785,736        5,337,691
18       3,057,562       3,057,562        5,337,691
19       3,355,911       3,355,911        5,337,691
20       3,683,372       3,683,372        5,337,691
25       5,867,074       5,867,074        7,040,489
30       9,345,392       9,345,392       10,747,201
35      14,885,845      14,885,845       15,630,138
40      23,710,978      23,710,978       24,896,527
45      37,768,126      37,768,126       39,656,532


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                   0% Hypothetical                                     6% Hypothetical
                                Gross Investment Return                           Gross Investment Return
               -------------------------------------------------------      ------------------------------------------
                  Premium
    Policy       Paid Plus         Cash       Surrender        Death          Cash         Surrender         Death
     Year     Interest at 5%      Value        Value          Benefit         Value          Value          Benefit
 ----------      ----------     ----------   ---------      ----------      ----------      ---------      ----------
       1         630,000       584,477      531,874        5,337,691          619,995        564,196       5,337,691
       2         661,500       569,340      519,381        5,337,691          640,675        584,456       5,337,691
       3         694,575       554,578      508,410        5,337,691          662,063        606,946       5,337,691
       4         729,304       540,183      501,290        5,337,691          684,183        636,183       5,337,691
       5         765,769       526,145      492,998        5,337,691          707,047        665,047       5,337,691
       6         804,057       512,360      484,693        5,337,691          730,518        694,518       5,337,691
       7         844,260       498,703      476,261        5,337,691          754,583        724,583       5,337,691
       8         886,473       485,124      467,660        5,337,691          779,222        755,222       5,337,691
       9         930,797       471,567      458,835        5,337,691          804,404        786,404       5,337,691
      10         977,337       457,964      457,964        5,337,691          830,090        830,090       5,337,691
      11       1,026,204       446,469      446,469        5,337,691          860,526        860,526       5,337,691
      12       1,077,514       434,646      434,646        5,337,691          891,652        891,652       5,337,691
      13       1,131,389       422,390      422,390        5,337,691          923,404        923,404       5,337,691
      14       1,187,959       409,574      409,574        5,337,691          955,693        955,693       5,337,691
      15       1,247,357       396,060      396,060        5,337,691          988,419        988,419       5,337,691
      16       1,309,725       381,680      381,680        5,337,691        1,021,452      1,021,452       5,337,691
      17       1,375,211       366,255      366,255        5,337,691        1,054,654      1,054,654       5,337,691
      18       1,443,972       349,575      349,575        5,337,691        1,087,853      1,087,853       5,337,691
      19       1,516,170       331,397      331,397        5,337,691        1,120,846      1,120,846       5,337,691
      20       1,591,979       311,415      311,415        5,337,691        1,153,373      1,153,373       5,337,691
      25       2,031,813       167,577      167,577        5,337,691        1,294,300      1,294,300       5,337,691
      30       2,593,165             0            0          600,000        1,330,567      1,330,567       5,337,691
      35       3,309,609             0            0          600,000        1,074,088      1,074,088       5,337,691
      40       4,223,993             0            0          600,000                0              0         600,000
      45       5,391,005             0            0          600,000                0              0         600,000

                           12% Hypothetical
                       Gross Investment Return
               -----------------------------------------

    Policy        Cash         Surrender        Death
     Year         Value           Value         Benefit
 ----------    ----------      ---------     -----------
         1        655,421         596,433      5,337,691
         2        716,014         657,514      5,337,691
         3        782,259         726,759      5,337,691
         4        854,686         806,686      5,337,691
         5        933,857         891,857      5,337,691
         6      1,020,245         984,245      5,337,691
         7      1,114,495       1,084,495      5,337,691
         8      1,217,310       1,193,310      5,337,691
         9      1,329,453       1,311,453      5,337,691
        10      1,451,756       1,451,756      5,337,691
        11      1,593,081       1,593,081      5,337,691
        12      1,747,983       1,747,983      5,337,691
        13      1,917,767       1,917,767      5,337,691
        14      2,103,865       2,103,865      5,337,691
        15      2,307,870       2,307,870      5,337,691
        16      2,531,540       2,531,540      5,337,691
        17      2,776,845       2,776,845      5,337,691
        18      3,045,979       3,045,979      5,337,691
        19      3,341,402       3,341,402      5,337,691
        20      3,665,873       3,665,873      5,337,691
        25      5,831,895       5,831,895      6,998,274
        30      9,246,219       9,246,219     10,633,152
        35     14,617,959      14,617,959     15,348,857
        40     23,105,622      23,105,622     24,260,903
        45     36,091,935      36,091,935     37,896,532


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.